Filed Pursuant to Rule 433
                                                     Registration No. 333-132809

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2007-FM1 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

  http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $696,884,000
                               (Approximate)(1)(4)
                                 GSAMP 2007-FM1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                Approximate                       Expected      Initial        Estimated                           Expected
                 Principal         Primary         Credit     Pass-Through    Average Life   Principal Payment   S&P/ Moody's
Certificates   Balance(1)(4)   Collateral Group    Support       Rate(5)        (yrs)(2)        Window(2)(3)     Ratings(6)(7)
------------------------------------------------------------------------------------------------------------------------------
A-1            $322,780,000        Group I          22.25%   LIBOR + [ - ]%       2.02         02/07 - 04/13       AAA/Aaa
A-2A           $138,267,000        Group II         22.25%   LIBOR + [ - ]%       1.00         02/07 - 11/08       AAA/Aaa
A-2B            $30,026,000        Group II         22.25%   LIBOR + [ - ]%       2.00         11/08 - 04/09       AAA/Aaa
A-2C            $48,209,000        Group II         22.25%   LIBOR + [ - ]%       3.00         04/09 - 03/12       AAA/Aaa
A-2D            $29,267,000        Group II         22.25%   LIBOR + [ - ]%       6.05         03/12 - 04/13       AAA/Aaa
M-1             $32,906,000      Group I & II       17.75%   LIBOR + [ - ]%       3.76         07/10 - 02/11       AA+/Aa1
M-2             $29,250,000      Group I & II       13.75%   LIBOR + [ - ]%       4.88         02/11 - 04/13        AA/Aa2
M-3             $12,797,000      Group I & II       12.00%   LIBOR + [ - ]%       6.24         04/13 - 04/13       AA-/Aa3
M-4             $12,797,000      Group I & II       10.25%   LIBOR + [ - ]%       4.42         06/10 - 04/13        A+/A1
M-5             $11,335,000      Group I & II        8.70%   LIBOR + [ - ]%       4.39         05/10 - 04/13         A/A2
M-6              $8,409,000      Group I & II        7.55%   LIBOR + [ - ]%       4.37         04/10 - 04/13        A-/A3
M-7              $7,678,000      Group I & II        6.50%   LIBOR + [ - ]%       4.35         04/10 - 04/13      BBB+/Baa1
M-8              $6,216,000      Group I & II        5.65%   LIBOR + [ - ]%       4.35         04/10 - 04/13       BBB/Baa2
M-9              $6,947,000      Group I & II        4.70%   LIBOR + [ - ]%       4.32         03/10 - 04/13      BBB-/Baa2
------------------------------------------------------------------------------------------------------------------------------
Total          $696,884,000
------------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates
------------------------

------------------------------------------------------------------------------------------------------------------------------
B-1             $11,334,000      Group I & II        3.15%   LIBOR + [ - ]%        N/A              N/A              N/A
B-2              $8,775,000      Group I & II        1.95%   LIBOR + [ - ]%        N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are based on Mortgage Loan balances as of the Statistical Calculation Date rolled one month forward using 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The final scheduled distribution date for the Certificates is the Distribution Date in December 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Todd Swanson, Moody's Ratings (415) 274-1714 and Daniel Larkin, Standard and Poor's (212) 438-3014.

Selected Mortgage Pool Data(8)
------------------------------


                                                                  Group I                         Group II               Aggregate
                                                       -----------------------------   -----------------------------
                                                       Adjustable Rate   Fixed Rate    Adjustable Rate   Fixed Rate
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Scheduled Principal Balance:                    $329,997,550   $88,195,972      $225,074,387   $93,329,257   $736,597,166
Number of Mortgage Loans:                                        1,645           365               576           626          3,212
Average Scheduled Principal Balance:                          $200,606      $241,633          $390,754      $149,088       $229,327
Weighted Average Gross Coupon:                                  8.789%        7.612%            7.925%        9.362%         8.456%
Weighted Average Net Coupon:(9)                                 8.279%        7.102%            7.415%        8.852%         7.946%
Weighted Average FICO Score:                                       596           657               651           659            628
Weighted Average Original LTV Ratio:(10)                        79.54%        78.00%            82.08%        52.49%         76.71%
Weighted Average Combined Original LTV Ratio:(10)               79.54%        78.00%            82.08%        90.42%         81.51%
Weighted Average Combined Original LTV with Silent
  Seconds:(10)                                                  82.09%        79.84%            94.70%        92.33%         86.97%
Weighted Average Stated Remaining Term (months):                   358           355               358           356            357
Weighted Average Seasoning(months):                                  2             3                 2             2              2
Weighted Average Months to Roll:(11)                                24           N/A                23           N/A             23
Weighted Average Gross Margin:(11)                               5.96%           N/A             5.37%           N/A          5.72%
Weighted Average Initial Rate Cap:(11)                           2.99%           N/A             3.00%           N/A          2.99%
Weighted Average Periodic Rate Cap:(11)                          1.50%           N/A             1.50%           N/A          1.50%
Weighted Average Gross Maximum Lifetime Rate:(11)               14.79%           N/A            13.92%           N/A         14.44%
Percentage of Loans with Silent Seconds:(12)                     7.12%         2.45%             4.68%         0.76%          5.01%
Non-Zero Weighted Average Back-Debt to Income Ratio:            44.00%        41.95%            40.72%        38.04%         42.00%
Weighted Average % of Loans with MI:                             0.00%         0.00%             0.00%         0.00%          0.00%


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(11) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage pool.
(12) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan and the second lien Mortgage Loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment & Loan ("Fremont").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.95% and excess spread.

o Fremont will service all of the Mortgage Loans. Fremont's residential primary servicer ratings for subprime loans are: Average (S&P), SQ3+ (Moody's) and RPS3+ (Fitch).

o Wells Fargo Bank, N.A. ("Wells Fargo") will act as master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicer.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA07FM1" and on Bloomberg as "GSAMP 07-FM1".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $711,483,487. For the purposes of calculating the WAC Cap and each loan group cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate 5.09% (on an actual/360 basis), according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the interest rate cap agreement, on each Distribution Date commencing on March 2007 and ending on January 2012, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.50%, (y) the cap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. The cap notional amount will be equal to the lesser of (i) the applicable scheduled notional amount set forth on the Interest Rate Cap below and (ii) the aggregate class certificate balance of the LIBOR certificates minus the applicable swap agreement scheduled notional amount set forth on the Swap Schedule to this term sheet.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              January 30, 2007

Cut-off Date:                       January 1, 2007

Statistical Calculation Date:       December 1, 2006

Expected Pricing Date:              Week of January 15, 2007

First Distribution Date:            February 26, 2007

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A Certificates:               Class A-1, Class A-2A, Class A-2B, Class
                                    A-2C and Class A-2D Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Sequential Class M Certificates     Class M-1, Class M-2 and Class M-3
                                    Certificates

Class M Certificates:               Sequential Class M Certificates and Class
                                    M-4, Class M-5, Class M-6, Class M-7, Class
                                    M-8 and Class M-9 Certificates

Class B Certificates:               Class B-1 and Class B-2 Certificates

Residual Certificates:              Class R, Class RC and Class RX


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

LIBOR Certificates:                 Offered and Non-Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Fremont Investment & Loan

Master Servicer and Securities      Wells Fargo Bank, N.A.
Administrator:

Trustee:                            Deutsche Bank National Trust Company

Custodian:                          Deutsche Bank National Trust Company

Swap and Cap Provider:              TBD

Servicing Fee Rate:                 50 bps

Master Servicing and Securities     No more than 1 bp
Administrator Fee Rate:

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing and Securities Administrator Fee
                                    Rate

Expense Fee:                        The aggregate of the servicing fee at the
                                    Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Final Scheduled Distribution Date:  For all certificates, the Distribution Date occurring in December 2036

Record Date:                        For any Distribution Date, the last business
                                    day of the related Interest Accrual Period

Delay Days:                         0 day delay on all the LIBOR Certificates

Prepayment Period:                  With respect to any Distribution Date, (i)
                                    with respect to voluntary Principal
                                    Prepayments in Full, the period commencing the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first distribution date, from February
                                    1, 2007) and ending on the 15th day of the calendar month in which such Distribution
                                    Date occurs, or (ii) the calendar month
                                    preceding the calendar month in which such Distribution Date occurs, with respect to any Principal Prepayments other than voluntary Principal Prepayments in Full.

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).

Pricing Prepayment Assumption:      Adjustable rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the Mortgage
                                    Loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the Mortgage
                                    Loan (i.e. loan age) and increasing to 24%
                                    CPR in month 12 (an approximate 1.727%
                                    increase per month), and remaining at 24%
                                    CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $418,193,522 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie
                                    Mac.

Group II Mortgage Loans:            Approximately $318,403,644 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date:

                                    Initial Gross WAC(1):              8.4565%
                                       Less Fees & Expenses(2):       (0.5100%)
                                                                      ---------
                                    Net WAC(1):                        7.9465%
                                       Less Initial LIBOR
                                         Certificate Coupon
                                         (Approx.)(3):                (5.4898%)
                                       Initial Net Swap Inflow(3):     0.2238%
                                                                      ---------
                                    Initial Excess Spread(1):          2.6804%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.

                                    (2)   Assumes a fee of 51 bps.

                                    (3)   Assumes 1-month LIBOR equal to 5.320%,
                                          initial marketing spreads and a 30-day
                                          month. This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability.

Compensating Interest:              Fremont will pay compensating interest equal
                                    to the lesser of (A) the aggregate of the prepayment interest shortfalls on the
                                    Mortgage Loans for the related Distribution
                                    Date resulting from Principal Prepayments in Full on the Mortgage Loans during the related Prepayment Period and (B) the servicing fee received for the related
                                    Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.

                                    The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus with the SEC for the offering to which this communication relates). Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

                                    The registration statement referred to above
                                    (including the prospectus) is


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.95% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Statistical Calculation Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 44.50%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
  A                      22.25%                             44.50%
 M-1                     17.75%                             24.00%
 M-2                     13.75%                             24.00%
 M-3                     12.00%                             24.00%
 M-4                     10.25%                             20.50%
 M-5                      8.70%                             17.40%
 M-6                      7.55%                             15.10%
 M-7                      6.50%                             13.00%
 M-8                      5.65%                             11.30%
 M-9                      4.70%                              9.40%
 B-1                      3.15%                              6.30%
 B-2                      1.95%                              3.90%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 35.30% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


     Distribution Dates                    Cumulative Realized Loss Percentage
----------------------------   ------------------------------------------------------------
February 2009 - January 2010                    1.50% for the first month,
                               plus an additional 1/12th of 1.80% for each month thereafter
February 2010 - January 2011                    3.30% for the first month,
                               plus an additional 1/12th of 1.85% for each month thereafter
February 2011 - January 2012                    5.15% for the first month,
                               plus an additional 1/12th of 1.55% for each month thereafter
February 2012 - January 2013                    6.70% for the first month,
                               plus an additional 1/12th of 0.80% for each month thereafter
February 2013 and thereafter                                7.50%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause
(ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receivable, any cap payment from the Interest Rate Cap and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap (both, to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 55.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the trust from the Interest Rate Cap. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------------


Product                   No Penalty    0-12 Months   13-24 Months   25-36 Months       Total
-----------------------   -----------   -----------   ------------   ------------   ------------
10 YR FIXED                  $266,885       $97,664        $81,154             $0       $445,702
15 YR FIXED                   214,195             0         72,351        619,994        906,541
2 YR ARM                   79,493,200     5,362,102     77,283,403        300,498    162,439,203
2 YR ARM BALLOON 40/30     27,061,305     2,175,946     24,547,299        968,507     54,753,057
2 YR ARM BALLOON 50/30     90,793,808    16,671,905    133,309,778              0    240,775,491
2 YR ARM IO                 5,425,376     2,440,350     20,812,632        834,640     29,512,998
20 YR FIXED                   775,611             0              0        430,136      1,205,747
3 YR ARM                    7,840,942     1,585,383        694,627      4,085,623     14,206,576
3 YR ARM BALLOON 40/30      1,999,572             0        359,849      1,001,654      3,361,075
3 YR ARM BALLOON 50/30     26,588,679     2,359,146        468,956     10,186,836     39,603,618
3 YR ARM IO                   539,700       172,000        170,000      3,976,916      4,858,616
30 YR FIXED                37,651,110    19,186,016     19,153,480     51,512,721    127,503,328
5 YR ARM                            0             0              0        615,945        615,945
5 YR ARM BALLOON 50/30        568,535             0        389,694      2,035,730      2,993,958
5 YR ARM IO                   263,415       347,990              0      1,339,995      1,951,400
FIXED BALLOON 40/30         3,001,497     3,719,403        539,396      7,099,543     14,359,839
FIXED BALLOON 50/30         9,548,805     8,710,704        723,999     18,120,565     37,104,073
=======================   ===========   ===========   ============   ============   ============
Total:                   $292,032,636   $62,828,609   $278,606,620   $103,129,302   $736,597,166
-----------------------   -----------   -----------   ------------   ------------   ------------


Product                   No Penalty   0-12 Months   13-24 Months   25-36 Months
-----------------------   ----------   -----------   ------------   ------------
10 YR FIXED                    0.04%         0.01%          0.01%          0.00%
15 YR FIXED                    0.03          0.00           0.01           0.08
2 YR ARM                      10.79          0.73          10.49           0.04
2 YR ARM BALLOON 40/30         3.67          0.30           3.33           0.13
2 YR ARM BALLOON 50/30        12.33          2.26          18.10           0.00
2 YR ARM IO                    0.74          0.33           2.83           0.11
20 YR FIXED                    0.11          0.00           0.00           0.06
3 YR ARM                       1.06          0.22           0.09           0.55
3 YR ARM BALLOON 40/30         0.27          0.00           0.05           0.14
3 YR ARM BALLOON 50/30         3.61          0.32           0.06           1.38
3 YR ARM IO                    0.07          0.02           0.02           0.54
30 YR FIXED                    5.11          2.60           2.60           6.99
5 YR ARM                       0.00          0.00           0.00           0.08
5 YR ARM BALLOON 50/30         0.08          0.00           0.05           0.28
5 YR ARM IO                    0.04          0.05           0.00           0.18
FIXED BALLOON 40/30            0.41          0.50           0.07           0.96
FIXED BALLOON 50/30            1.30          1.18           0.10           2.46
=======================   ==========   ===========   ============   ============
Total:                        39.65%         8.53%         37.82%         14.00%
-----------------------   ----------   -----------   ------------   ------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date.
(2)   Totals may not add up due to rounding.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page A-4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of January 8, 2007 close) are used
o 40% loss severity; 6 month lag in recoveries; 100% principal and interest advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Offered Certificates are priced at par except for M-8 and M-9 which are priced at 98.1611 and 91.3494, respectively
o     Assumes bonds pay on 25th of month


                                   First Dollar of Loss             LIBOR Flat                0% Return
-------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                 35.53                     35.60                     37.31
            Yield (%)                              5.2114                    4.9876                    0.0227
            WAL                                      3.15                      3.15                      3.05
            Modified Duration                        2.87                      2.87                      2.87
            Principal Window                03/10 - 03/10             03/10 - 03/10             02/10 - 02/10
            Principal Writedown         23,955.47 (0.07%)        272,471.84 (0.83%)     5,243,010.12 (15.93%)
            Total Collat Loss     151,702,175.01 (20.75%)   151,927,294.66 (20.78%)   156,077,919.97 (21.34%)
-------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                 26.62                     26.70                     28.10
            Yield (%)                              5.2429                    4.9570                    0.0337
            WAL                                      3.65                      3.65                      3.52
            Modified Duration                        3.29                      3.29                      3.28
            Principal Window                09/10 - 09/10             09/10 - 09/10             08/10 - 08/10
            Principal Writedown         17,617.30 (0.06%)        349,162.27 (1.19%)     5,398,343.60 (18.46%)
            Total Collat Loss     127,168,312.48 (17.39%)   127,466,868.49 (17.43%)   131,716,381.50 (18.01%)
-------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                 23.35                     23.39                     23.93
            Yield (%)                              5.2906                    4.9596                    0.0589
            WAL                                      3.82                      3.82                      3.79
            Modified Duration                        3.42                      3.42                      3.48
            Principal Window                11/10 - 11/10             11/10 - 11/10             11/10 - 11/10
            Principal Writedown          4,281.90 (0.03%)        180,666.73 (1.41%)     2,550,364.80 (19.93%)
            Total Collat Loss     116,226,440.17 (15.89%)   116,385,453.11 (15.92%)   118,520,154.23 (16.21%)
-------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                 20.24                     20.28                     20.90
            Yield (%)                              5.3058                    4.9759                    0.0669
            WAL                                      4.07                      4.07                      3.95
            Modified Duration                        3.62                      3.62                      3.61
            Principal Window                02/11 - 02/11             02/11 - 02/11             01/11 - 01/11
            Principal Writedown         43,370.97 (0.34%)        231,742.31 (1.81%)     2,692,554.75 (21.04%)
            Total Collat Loss     105,597,522.92 (14.44%)   105,767,203.77 (14.46%)   107,706,350.48 (14.73%)
-------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                 17.74                     17.78                     18.25
            Yield (%)                              5.3753                    5.0006                    0.0773
            WAL                                      4.24                      4.24                      4.18
            Modified Duration                        3.74                      3.75                      3.81
            Principal Window                04/11 - 04/11             04/11 - 04/11             04/11 - 04/11
            Principal Writedown         19,919.69 (0.18%)        217,969.31 (1.92%)     2,536,454.10 (22.38%)
            Total Collat Loss      95,918,629.63 (13.12%)    96,097,892.25 (13.14%)    98,193,007.58 (13.43%)
-------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                 15.95                     15.98                     16.33
            Yield (%)                              5.4183                    5.0446                    0.1367
            WAL                                      4.40                      4.40                      4.35
            Modified Duration                        3.87                      3.87                      3.93
            Principal Window                06/11 - 06/11             06/11 - 06/11             06/11 - 06/11
            Principal Writedown         19,272.33 (0.23%)        172,408.15 (2.05%)     1,956,519.64 (23.27%)
            Total Collat Loss      88,799,537.36 (12.14%)    88,939,801.87 (12.16%)    90,569,513.73 (12.39%)
-------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                 14.38                     14.46                     14.81
            Yield (%)                              6.1083                    5.0248                    0.1452
            WAL                                      4.57                      4.57                      4.41
            Modified Duration                        3.92                      3.93                      3.92
            Principal Window                08/11 - 08/11             08/11 - 08/11             07/11 - 07/11
            Principal Writedown         50,689.06 (0.66%)        470,370.77 (6.13%)     2,065,985.26 (26.91%)
            Total Collat Loss      82,260,691.53 (11.25%)    82,649,411.67 (11.30%)    83,882,402.69 (11.47%)
-------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page A-4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of January 8, 2007 close) are used
o 40% loss severity; 6 month lag in recoveries; 100% principal and interest advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Offered Certificates are priced at par except for M-8 and M-9 which are priced at 98.1611 and 91.3494, respectively
o     Assumes bonds pay on 25th of month


                                   First Dollar of Loss            LIBOR Flat              0% Return
----------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                13.17                    13.30                    13.55
            Yield (%)                             7.3383                   5.1210                   0.0058
            WAL                                     4.65                     4.64                     4.54
            Modified Duration                       3.88                     3.90                     3.95
            Principal Window               09/11 - 09/11            09/11 - 09/11            09/11 - 09/11
            Principal Writedown        48,855.66 (0.79%)      746,963.83 (12.02%)    2,086,259.38 (33.56%)
            Total Collat Loss     76,715,644.85 (10.49%)   77,365,962.65 (10.58%)   78,611,213.59 (10.75%)
----------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                11.84                    12.15                    12.39
            Yield (%)                             9.6943                   5.1162                   0.0601
            WAL                                     4.82                     4.66                     4.50
            Modified Duration                       3.88                     3.85                     3.89
            Principal Window               11/11 - 11/11            10/11 - 10/11            10/11 - 10/11
            Principal Writedown        54,409.91 (0.78%)    1,609,897.86 (23.17%)    2,932,552.09 (42.21%)
            Total Collat Loss      70,701,450.69 (9.67%)    71,933,944.36 (9.84%)   73,164,502.42 (10.01%)
----------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page A-4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised


                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.56             3.05             2.16             1.42             1.17             1.03
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           314              219              158              114              29               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.76             1.25             1.00             0.82             0.70             0.61
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           42               28               22               19               16               14
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    4.11             2.67             2.00             1.73             1.46             1.25
              First Prin Pay          42               28               22               19               16               14
              Last Prin Pay           60               36               27               22               20               17
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.36             4.83             3.00             2.10             1.83             1.63
              First Prin Pay          60               36               27               22               20               17
              Last Prin Pay           128              84               62               30               24               22
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    16.24            10.96            8.09             4.35             2.25             1.99
              First Prin Pay          128              84               62               30               24               22
              Last Prin Pay           332              239              178              138              30               26
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    5.58             3.74             3.76             4.40             3.72             3.13
              First Prin Pay          50               38               42               47               40               34
              Last Prin Pay           88               58               49               60               51               43
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    10.04            6.58             4.90             5.76             5.08             4.21
              First Prin Pay          88               58               49               60               51               43
              Last Prin Pay           168              111              80               82               76               63
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    18.37            12.32            8.98             7.76             7.43             6.12
              First Prin Pay          168              111              80               82               76               63
              Last Prin Pay           293              203              149              115              111              91
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.43             6.25             4.86             4.40             3.61             3.03
              First Prin Pay          50               38               41               45               37               32
              Last Prin Pay           258              175              128              98               78               65
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    9.39             6.21             4.80             4.27             3.48             2.94
              First Prin Pay          50               37               40               43               36               31
              Last Prin Pay           248              168              122              94               75               62
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    9.35             6.18             4.76             4.17             3.39             2.86
              First Prin Pay          50               37               39               42               35               30
              Last Prin Pay           238              160              117              90               71               59
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    9.30             6.14             4.71             4.09             3.32             2.80
              First Prin Pay          50               37               39               41               34               29
              Last Prin Pay           229              154              112              86               68               57
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    9.24             6.10             4.68             4.03             3.27             2.77
              First Prin Pay          50               37               39               40               33               28
              Last Prin Pay           220              147              107              82               65               54
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                    9.16             6.04             4.61             3.96             3.20             2.70
              First Prin Pay          50               37               38               40               33               28
              Last Prin Pay           211              140              102              78               62               52
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page A-4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised


                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.27             2.85             2.02             1.39             1.17             1.03
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           158              104              75               57               29               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.76             1.25             1.00             0.82             0.70             0.61
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           42               28               22               19               16               14
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    4.11             2.67             2.00             1.73             1.46             1.25
              First Prin Pay          42               28               22               19               16               14
              Last Prin Pay           60               36               27               22               20               17
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.36             4.83             3.00             2.10             1.83             1.63
              First Prin Pay          60               36               27               22               20               17
              Last Prin Pay           128              84               62               30               24               22
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.70            8.35             6.05             3.19             2.25             1.99
              First Prin Pay          128              84               62               30               24               22
              Last Prin Pay           158              104              75               57               30               26
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    5.58             3.74             3.76             4.38             3.65             3.04
              First Prin Pay          50               38               42               47               40               34
              Last Prin Pay           88               58               49               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    10.01            6.56             4.88             4.74             3.82             3.15
              First Prin Pay          88               58               49               57               46               38
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    13.15            8.65             6.24             4.74             3.82             3.15
              First Prin Pay          158              104              75               57               46               38
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.60             5.67             4.42             4.06             3.35             2.81
              First Prin Pay          50               38               41               45               37               32
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.60             5.66             4.39             3.94             3.23             2.73
              First Prin Pay          50               37               40               43               36               31
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.60             5.66             4.37             3.86             3.16             2.66
              First Prin Pay          50               37               39               42               35               30
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.60             5.66             4.35             3.81             3.11             2.62
              First Prin Pay          50               37               39               41               34               29
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.60             5.66             4.35             3.77             3.07             2.61
              First Prin Pay          50               37               39               40               33               28
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                    8.60             5.66             4.32             3.73             3.04             2.56
              First Prin Pay          50               37               38               40               33               28
              Last Prin Pay           158              104              75               57               46               38
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions: (i) one-month and six-month LIBOR Forward Curves as of January 8, 2007 close, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date            (%)
------   ------------   -------------   ------   ------------   -------------   ------   ------------   -------------
  1         Feb-07           3.38         49        Feb-11           3.95         97        Feb-15           3.83
  2         Mar-07           3.03         50        Mar-11           4.47         98        Mar-15           4.37
  3         Apr-07           2.50         51        Apr-11           3.95         99        Apr-15           3.87
  4         May-07           2.67         52        May-11           4.12        100        May-15           4.06
  5         Jun-07           2.50         53        Jun-11           3.94        101        Jun-15           3.91
  6         Jul-07           2.67         54        Jul-11           4.11        102        Jul-15           4.10
  7         Aug-07           2.50         55        Aug-11           3.92        103        Aug-15           3.95
  8         Sep-07           2.50         56        Sep-11           3.92        104        Sep-15           3.97
  9         Oct-07           2.68         57        Oct-11           4.09        105        Oct-15           4.16
  10        Nov-07           2.50         58        Nov-11           3.92        106        Nov-15           4.02
  11        Dec-07           2.69         59        Dec-11           4.09        107        Dec-15           4.20
  12        Jan-08           2.51         60        Jan-12           3.89        108        Jan-16           4.05
  13        Feb-08           2.53         61        Feb-12           3.93        109        Feb-16           4.07
  14        Mar-08           2.88         62        Mar-12           4.27        110        Mar-16           4.41
  15        Apr-08           2.54         63        Apr-12           3.91        111        Apr-16           4.11
  16        May-08           2.72         64        May-12           4.08        112        May-16           4.30
  17        Jun-08           2.55         65        Jun-12           3.90        113        Jun-16           4.16
  18        Jul-08           2.73         66        Jul-12           4.06        114        Jul-16           4.33
  19        Aug-08           2.57         67        Aug-12           3.88        115        Aug-16           4.19
  20        Sep-08           2.66         68        Sep-12           3.87        116        Sep-16           4.21
  21        Oct-08           3.35         69        Oct-12           4.05        117        Oct-16           4.39
  22        Nov-08           3.87         70        Nov-12           3.88        118        Nov-16           4.26
  23        Dec-08           4.05         71        Dec-12           4.06        119        Dec-16           4.43
  24        Jan-09           3.87         72        Jan-13           3.87        120        Jan-17           4.28
  25        Feb-09           3.87         73        Feb-13           3.88
  26        Mar-09           4.38         74        Mar-13           4.41
  27        Apr-09           3.86         75        Apr-13           3.89
  28        May-09           4.04         76        May-13           3.80
  29        Jun-09           3.86         77        Jun-13           3.62
  30        Jul-09           4.02         78        Jul-13           3.81
  31        Aug-09           3.84         79        Aug-13           3.63
  32        Sep-09           3.82         80        Sep-13           3.63
  33        Oct-09           4.02         81        Oct-13           3.82
  34        Nov-09           3.98         82        Nov-13           3.66
  35        Dec-09           4.17         83        Dec-13           3.84
  36        Jan-10           3.96         84        Jan-14           3.66
  37        Feb-10           3.97         85        Feb-14           3.67
  38        Mar-10           4.41         86        Mar-14           4.22
  39        Apr-10           3.94         87        Apr-14           3.69
  40        May-10           4.16         88        May-14           3.88
  41        Jun-10           3.98         89        Jun-14           3.72
  42        Jul-10           4.15         90        Jul-14           3.90
  43        Aug-10           3.97         91        Aug-14           3.74
  44        Sep-10           3.96         92        Sep-14           3.75
  45        Oct-10           4.14         93        Oct-14           3.94
  46        Nov-10           3.97         94        Nov-14           3.78
  47        Dec-10           4.14         95        Dec-14           3.97
  48        Jan-11           3.95         96        Jan-15           3.80



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions:
(i) one-month and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution   WAC Cap   Loan Group I   Loan Group II            Distribution   WAC Cap   Loan Group I   Loan Group II
Period       Date         (%)      WAC Cap (%)     WAC Cap (%)   Period       Date         (%)      WAC Cap (%)    WAC Cap (%)
------   ------------   -------   ------------   -------------   ------   ------------   -------   ------------   --------------
   1        Feb-07       23.68       23.77           23.55         49        Feb-11       24.53       24.72           24.29
   2        Mar-07       23.01       23.10           22.89         50        Mar-11       25.71       25.93           25.45
   3        Apr-07       22.17       22.25           22.06         51        Apr-11       24.47       24.66           24.23
   4        May-07       22.41       22.49           22.30         52        May-11       24.82       25.01           24.58
   5        Jun-07       22.13       22.21           22.03         53        Jun-11       24.41       24.60           24.18
   6        Jul-07       22.36       22.44           22.26         54        Jul-11       24.76       24.95           24.53
   7        Aug-07       22.08       22.15           21.98         55        Aug-11       24.36       24.54           24.14
   8        Sep-07       22.05       22.12           21.95         56        Sep-11       24.33       24.51           24.12
   9        Oct-07       22.27       22.34           22.17         57        Oct-11       24.68       24.86           24.46
  10        Nov-07       21.98       22.05           21.88         58        Nov-11       24.29       24.47           24.07
  11        Dec-07       22.19       22.27           22.10         59        Dec-11       24.64       24.82           24.41
  12        Jan-08       21.90       21.97           21.81         60        Jan-12       24.24       24.41           24.02
  13        Feb-08       21.86       21.93           21.77         61        Feb-12       11.15       11.33           10.94
  14        Mar-08       22.36       22.43           22.26         62        Mar-12       11.91       12.09           11.69
  15        Apr-08       21.79       21.85           21.70         63        Apr-12       11.12       11.29           10.92
  16        May-08       22.01       22.07           21.92         64        May-12       11.48       11.65           11.27
  17        Jun-08       21.71       21.77           21.63         65        Jun-12       11.10       11.26           10.89
  18        Jul-08       21.93       22.00           21.85         66        Jul-12       11.45       11.62           11.24
  19        Aug-08       21.64       21.70           21.57         67        Aug-12       11.06       11.22           10.87
  20        Sep-08       21.72       21.79           21.64         68        Sep-12       11.05       11.20           10.86
  21        Oct-08       22.74       22.96           22.46         69        Oct-12       11.40       11.56           11.21
  22        Nov-08       23.31       23.42           23.17         70        Nov-12       11.02       11.17           10.83
  23        Dec-08       23.51       23.63           23.37         71        Dec-12       11.37       11.53           11.18
  24        Jan-09       23.06       23.16           22.93         72        Jan-13       10.98       11.13           10.80
  25        Feb-09       22.97       23.06           22.84         73        Feb-13       10.97       11.11           10.79
  26        Mar-09       23.97       24.08           23.83         74        Mar-13       12.12       12.28           11.93
  27        Apr-09       23.27       23.44           23.05         75        Apr-13       10.93       11.07           10.76
  28        May-09       24.01       24.14           23.84         76        May-13       11.28       11.42           11.11
  29        Jun-09       23.61       23.74           23.45         77        Jun-13       10.90       11.03           10.74
  30        Jul-09       23.90       24.03           23.74         78        Jul-13       11.24       11.38           11.08
  31        Aug-09       23.53       23.65           23.37         79        Aug-13       10.86       10.99           10.71
  32        Sep-09       23.56       23.69           23.40         80        Sep-13       10.85       10.97           10.70
  33        Oct-09       24.25       24.45           24.00         81        Oct-13       11.19       11.31           11.04
  34        Nov-09       24.42       24.65           24.14         82        Nov-13       10.81       10.93           10.67
  35        Dec-09       24.79       24.99           24.54         83        Dec-13       11.15       11.27           11.01
  36        Jan-10       24.35       24.54           24.11         84        Jan-14       10.78       10.89           10.64
  37        Feb-10       24.29       24.47           24.05         85        Feb-14       10.76       10.87           10.63
  38        Mar-10       25.83       26.03           25.57         86        Mar-14       11.89       12.01           11.75
  39        Apr-10       24.61       24.79           24.38         87        Apr-14       10.72       10.83           10.60
  40        May-10       25.03       25.26           24.75         88        May-14       11.06       11.17           10.94
  41        Jun-10       24.64       24.84           24.40         89        Jun-14       10.69       10.78           10.58
  42        Jul-10       24.99       25.20           24.74         90        Jul-14       11.03       11.12           10.92
  43        Aug-10       24.59       24.78           24.35         91        Aug-14       10.65       10.74           10.55
  44        Sep-10       24.56       24.75           24.33         92        Sep-14       10.64       10.72           10.54
  45        Oct-10       24.93       25.12           24.69         93        Oct-14       10.97       11.06           10.87
  46        Nov-10       24.59       24.81           24.32         94        Nov-14       10.60       10.68           10.51
  47        Dec-10       24.96       25.17           24.71         95        Dec-14       10.94       11.01           10.85
  48        Jan-11       24.56       24.75           24.31         96        Jan-15       10.57       10.64           10.48



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions:
(i) one-month and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution   Aggregate WAC   Loan Group I   Loan Group II
Period       Date          Cap (%)       WAC Cap (%)    WAC Cap (%)
------   ------------   -------------   ------------   -------------
  97        Feb-15          10.55           10.62          10.47
  98        Mar-15          11.66           11.73          11.58
  99        Apr-15          10.52           10.58          10.45
  100       May-15          10.85           10.91          10.78
  101       Jun-15          10.48           10.53          10.42
  102       Jul-15          10.81           10.86          10.75
  103       Aug-15          10.45           10.49          10.39
  104       Sep-15          10.43           10.47          10.38
  105       Oct-15          10.76           10.80          10.71
  106       Nov-15          10.39           10.43          10.35
  107       Dec-15          10.72           10.75          10.69
  108       Jan-16          10.36           10.39          10.33
  109       Feb-16          10.34           10.37          10.32
  110       Mar-16          11.04           11.06          11.01
  111       Apr-16          10.31           10.32          10.29
  112       May-16          10.63           10.65          10.62
  113       Jun-16          10.27           10.28          10.27
  114       Jul-16          10.60           10.60          10.60
  115       Aug-16          10.24           10.24          10.24
  116       Sep-16          10.22           10.22          10.23
  117       Oct-16          10.55           10.54          10.56
  118       Nov-16          10.19           10.18          10.20
  119       Dec-16          10.51           10.50          10.53
  120       Jan-17          10.16           10.14          10.18


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $711,483,487. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Amortization
Schedule is calculated as approximately 150% of the Pricing Prepayment
Assumption.

                                  Swap Schedule


         Distribution   Swap Notional    Fixed Rate               Distribution   Swap Notional    Fixed Rate
Period       Date         Amount ($)    (Trust Pays) %   Period       Date           Amount      (Trust Pays) %
------   ------------   -------------   --------------   ------   ------------   -------------   --------------
  1         Feb-07       711,483,487        5.09           38        Mar-10        98,468,382        5.09
  2         Mar-07       698,723,563        5.09           39        Apr-10        93,585,012        5.09
  3         Apr-07       683,821,030        5.09           40        May-10        88,956,377        5.09
  4         May-07       666,822,236        5.09           41        Jun-10        84,568,606        5.09
  5         Jun-07       647,792,794        5.09           42        Jul-10        80,408,611        5.09
  6         Jul-07       626,817,807        5.09           43        Aug-10        76,464,036        5.09
  7         Aug-07       604,006,190        5.09           44        Sep-10        72,723,222        5.09
  8         Sep-07       579,481,250        5.09           45        Oct-10        69,175,160        5.09
  9         Oct-07       553,518,435        5.09           46        Nov-10        65,809,460        5.09
  10        Nov-07       527,352,459        5.09           47        Dec-10        62,534,468        5.09
  11        Dec-07       502,260,498        5.09           48        Jan-11        59,331,652        5.09
  12        Jan-08       478,332,105        5.09           49        Feb-11        56,292,195        5.09
  13        Feb-08       455,512,802        5.09           50        Mar-11        53,407,366        5.09
  14        Mar-08       433,750,682        5.09           51        Apr-11        50,668,915        5.09
  15        Apr-08       412,996,288        5.09           52        May-11        48,069,051        5.09
  16        May-08       393,202,495        5.09           53        Jun-11        45,600,415        5.09
  17        Jun-08       374,324,401        5.09           54        Jul-11        43,256,053        5.09
  18        Jul-08       356,319,220        5.09           55        Aug-11        41,029,376        5.09
  19        Aug-08       339,086,699        5.09           56        Sep-11        38,914,196        5.09
  20        Sep-08       322,660,760        5.09           57        Oct-11        36,904,606        5.09
  21        Oct-08       305,326,106        5.09           58        Nov-11        34,994,426        5.09
  22        Nov-08       277,737,006        5.09           59        Dec-11        33,179,169        5.09
  23        Dec-08       239,969,039        5.09           60        Jan-12        31,453,871        5.09
  24        Jan-09       207,311,745        5.09           61        Feb-12             0             0
  25        Feb-09       185,686,370        5.09
  26        Mar-09       174,022,809        5.09
  27        Apr-09       164,103,110        5.09
  28        May-09       154,715,239        5.09
  29        Jun-09       145,829,609        5.09
  30        Jul-09       137,418,326        5.09
  31        Aug-09       134,180,082        5.09
  32        Sep-09       134,008,671        5.09
  33        Oct-09       127,254,102        5.09
  34        Nov-09       120,857,051        5.09
  35        Dec-09       114,798,342        5.09
  36        Jan-10       109,059,003        5.09
  37        Feb-10       103,621,187        5.09



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of
60. The Interest Rate Cap notional amount will be equal to the lesser of (i) the applicable scheduled notional amount set forth below and (ii) the aggregate class certificate balance of the LIBOR certificates minus the applicable swap agreement scheduled notional amount set forth on the Swap Schedule to this term sheet.

                         The Interest Rate Cap Schedule


                              Interest Rate Cap                                  Interest Rate Cap
Period   Distribution Date   Notional Amount ($)   Period   Distribution Date   Notional Amount ($)
------   -----------------   -------------------   ------   -----------------   -------------------
  1            Feb-07                 0              38          Mar-10             125,957,078
  2            Mar-07             4,437,331          39          Apr-10             123,783,053
  3            Apr-07             9,639,156          40          May-10             121,582,626
  4            May-07             15,580,528         41          Jun-10             119,362,096
  5            Jun-07             22,225,292         42          Jul-10             117,127,239
  6            Jul-07             29,525,906         43          Aug-10             114,883,343
  7            Aug-07             37,421,567         44          Sep-10             112,635,239
  8            Sep-07             45,842,411         45          Oct-10             110,387,337
  9            Oct-07             54,652,105         46          Nov-10             108,143,652
  10           Nov-07             63,322,926         47          Dec-10             105,989,676
  11           Dec-07             71,330,465         48          Jan-11             103,937,990
  12           Jan-08             78,655,360         49          Feb-11             101,891,655
  13           Feb-08             85,338,468         50          Mar-11              99,853,847
  14           Mar-08             91,418,463         51          Apr-11              97,827,440
  15           Apr-08             96,931,945         52          May-11              95,815,035
  16           May-08            101,913,548         53          Jun-11              93,818,975
  17           Jun-08            106,396,040         54          Jul-11              91,841,364
  18           Jul-08            110,410,419         55          Aug-11              89,884,023
  19           Aug-08            114,016,748         56          Sep-11              87,948,698
  20           Sep-08            117,201,673         57          Oct-11              86,036,739
  21           Oct-08            120,846,048         58          Nov-11              84,147,167
  22           Nov-08            129,579,028         59          Dec-11              82,283,702
  23           Dec-08            142,664,016         60          Jan-12              80,447,338
  24           Jan-09            151,961,256
  25           Feb-09            155,681,157
  26           Mar-09            155,179,469
  27           Apr-09            154,000,749
  28           May-09            152,652,847
  29           Jun-09            151,153,227
  30           Jul-09            149,518,078
  31           Aug-09            143,037,400
  32           Sep-09            133,806,476
  33           Oct-09            131,464,743
  34           Nov-09            129,061,664
  35           Dec-09            126,607,979
  36           Jan-10            124,112,109
  37           Feb-10            121,581,808



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $736,597,166
Number of Mortgage Loans:                                                  3,212
Average Scheduled Principal Balance:                                    $229,327
Weighted Average Gross Coupon:                                            8.456%
Weighted Average Net Coupon: (2)                                          7.946%
Weighted Average FICO Score:                                                 628
Weighted Average Original LTV Ratio: (3)                                  76.71%
Weighted Average Combined Original LTV Ratio: (3)                         81.51%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                         5.72%
Weighted Average Initial Rate Cap: (4)                                     2.99%
Weighted Average Periodic Rate Cap: (4)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.44%
Percentage of Loans with Silent Seconds: (5)                               5.01%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      42.00%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
Current               Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Principal               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Balance               Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
$50,000 & Below          145      $5,257,080      0.71%    11.215%       640     $36,256      97.50%    98.12%    84.13%      94.70%
$50,001 - $75,000        171      10,817,587      1.47     10.707        618      63,261      87.62     89.40     76.40       92.33
$75,001 - $100,000       275      24,349,084      3.31     10.209        619      88,542      85.30     88.45     61.94       92.13
$100,001 - $125,000      293      32,996,143      4.48      9.726        614     112,615      82.34     85.53     65.27       91.01
$125,001 - $150,000      288      39,843,280      5.41      9.536        603     138,345      81.10     83.43     69.73       92.70
$150,001 - $200,000      553      96,771,238     13.14      8.902        606     174,993      79.91     83.36     69.21       88.57
$200,001 - $250,000      384      86,062,637     11.68      8.595        612     224,121      80.74     83.79     66.09       90.37
$250,001 - $300,000      271      74,536,685     10.12      8.418        611     275,043      79.16     82.84     66.07       90.91
$300,001 - $350,000      242      78,495,169     10.66      7.983        633     324,360      81.19     86.35     63.34       92.97
$350,001 - $400,000      175      65,564,643      8.90      7.961        637     374,655      81.72     88.41     56.40       93.10
$400,001 & Above         415     221,903,620     30.13      7.786        654     534,708      82.21     91.27     57.31       95.82
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Current Rate          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
5.50 - 5.99%              30     $11,019,687      1.50%     5.911%       707    $367,323      62.25%    63.69%    96.84%     100.00%
6.00 - 6.49%              72      24,422,192      3.32      6.277        695     339,197      76.38     82.39     94.22      100.00
6.50 - 6.99%             215      71,945,621      9.77      6.797        669     334,631      78.18     86.89     82.58       96.98
7.00 - 7.49%             230      77,447,224     10.51      7.259        653     336,727      81.59     89.39     79.39       96.10
7.50 - 7.99%             444     133,805,336     18.17      7.781        640     301,363      81.51     89.16     67.36       92.87
8.00 - 8.49%             347      95,371,814     12.95      8.258        626     274,847      82.27     89.21     57.03       92.21
8.50 - 8.99%             511     126,615,621     17.19      8.738        616     247,780      83.59     88.38     54.90       88.57
9.00% & Above          1,363     195,969,671     26.60     10.329        592     143,778      82.71     84.44     48.70       90.97
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Credit Score


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Credit Score          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
740 & Above              100     $27,919,681      3.79%     7.489%       765    $279,197      79.77%    86.45%    57.90%      89.03%
720 - 739                 64      19,887,368      2.70      7.476        728     310,740      79.13     86.18     49.25       90.34
700 - 719                142      40,226,551      5.46      7.786        708     283,286      83.07     90.98     43.25       92.00
680 - 699                181      49,424,486      6.71      7.721        688     273,063      82.84     91.10     54.38       92.32
660 - 679                310      76,318,882     10.36      8.103        669     246,190      82.76     91.55     49.45       92.03
640 - 659                457     114,575,721     15.55      8.225        649     250,713      84.67     92.87     55.56       93.25
620 - 639                406      89,217,406     12.11      8.268        629     219,747      83.71     89.41     71.00       89.28
600 - 619                455     101,484,449     13.78      8.445        609     223,043      83.74     89.82     76.62       93.58
580 - 599                253      55,236,981      7.50      8.750        588     218,328      82.94     84.19     67.26       93.83
560 - 579                249      49,650,826      6.74      8.993        569     199,401      79.89     81.44     79.63       94.01
540 - 559                262      49,336,028      6.70      9.295        551     188,305      77.08     78.30     71.18       93.48
520 - 539                175      35,081,940      4.76      9.703        530     200,468      71.85     72.30     67.32       94.03
500 - 519                158      28,236,847      3.83     10.348        510     178,714      69.05     69.39     56.30       97.33
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                              Distribution by Lien


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Lien                  Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1                      2,694    $692,277,610     93.98%     8.274%       626    $256,970      80.36%    86.17%    63.55%      92.18%
2                        518      44,319,556      6.02     11.306        661      85,559      99.55     99.55     54.45       99.48
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Combined Original LTV


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Combined                of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Original LTV          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
60.00% & Below           231     $43,234,377      5.87%     8.568%       605    $187,162      50.08%    50.42%    69.68%      94.80%
60.01 - 70.00%           277      60,607,868      8.23      8.997        593     218,801      66.38     66.85     53.76       92.96
70.01 - 80.00%         1,159     320,077,057     43.45      8.060        636     276,167      78.94     90.45     54.23       93.19
80.01 - 85.00%           273      71,312,363      9.68      8.158        612     261,217      84.55     86.17     72.08       90.37
85.01 - 90.00%           504     127,676,137     17.33      8.398        623     253,326      89.72     91.06     74.74       85.63
90.01 - 95.00%           178      48,369,259      6.57      8.258        638     271,737      94.63     94.78     82.83       98.34
95.01 - 100.00%          590      65,320,106      8.87     10.410        659     110,712      99.90     99.90     62.60      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Original LTV


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Original LTV          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
60.00% & Below           748     $87,362,417     11.86%     9.954%       633    $116,795      75.06%    75.23%    61.89%      97.17%
60.01 - 70.00%           277      60,691,331      8.24      8.993        594     219,102      66.50     66.97     53.82       92.97
70.01 - 80.00%         1,159     320,077,057     43.45      8.060        636     276,167      78.94     90.45     54.23       93.19
80.01 - 85.00%           272      71,283,369      9.68      8.156        612     262,071      84.54     86.17     72.07       90.40
85.01 - 90.00%           499     127,220,609     17.27      8.388        623     254,951      89.73     91.07     74.82       85.58
90.01 - 95.00%           154      46,968,041      6.38      8.170        637     304,987      94.64     94.79     83.43       98.71
95.01 - 100.00%          103      22,994,342      3.12      8.761        655     223,246      99.82     99.82     78.35      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Documentation


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Documentation         Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Full Doc               2,116    $464,060,998     63.00%     8.180%       622    $219,310      82.16%    86.87%   100.00%      92.44%
Stated Doc             1,048     260,615,428     35.38      8.947        640     248,679      80.25     87.00      0.00       92.85
Alt Doc                   48      11,920,740      1.62      8.476        623     248,349      83.79     90.20      0.00       94.65
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                             Distribution by Purpose


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Purpose               Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Cashout Refi           1,811    $439,838,290     59.71%     8.409%       617    $242,870      79.78%    82.36%    64.38%      93.16%
Purchase               1,155     247,172,252     33.56      8.525        650     214,002      85.07     96.35     57.05       91.64
Rate/Term Refi           246      49,586,624      6.73      8.534        616     201,572      79.14     81.07     80.43       92.75
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by First Time Home Buyer


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
First                 Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Time Home               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Buyer                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N                      2,984    $695,458,973     94.42%     8.450%       627    $233,063      81.29%    86.46%    63.10%      92.30%
Y                        228      41,138,193      5.58      8.565        639     180,431      85.25     95.66     61.31       98.04
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                            Distribution by Occupancy


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Occupancy             Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Owner Occupied         2,947    $682,256,017     92.62%     8.431%       627    $231,509      81.54%    87.28%    62.88%     100.00%
Investor                 236      48,008,727      6.52      8.846        640     203,427      81.06     83.05     64.55        0.00
Second Home               29       6,332,423      0.86      8.276        631     218,359      82.19     83.56     64.54        0.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Property Type


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Property Type         Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Single Family          2,730    $609,545,050     82.75%     8.462%       625    $223,277      81.38%    86.94%    64.88%      94.44%
2-4 Family               262      82,869,251     11.25      8.311        647     316,295      81.73     85.98     51.35       81.93
Condo                    220      44,182,865      6.00      8.660        634     200,831      82.86     89.27     58.94       87.65
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                              Distribution by State


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
State                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
CA                       654    $190,426,754     25.85%     8.132%       648    $291,172      80.43%    89.20%    58.96%      95.32%
FL                       566     111,066,790     15.08      8.682        617     196,231      81.51     86.17     56.07       90.60
NY                       248      88,127,504     11.96      8.098        646     355,353      81.92     85.63     51.93       92.86
MD                       248      61,665,630      8.37      8.577        619     248,652      82.11     86.45     67.93       93.99
IL                       209      42,773,568      5.81      8.823        614     204,658      83.99     89.53     58.91       91.81
NJ                       113      27,828,659      3.78      8.956        623     246,271      80.43     83.99     48.04       94.35
VA                       111      24,108,004      3.27      8.713        610     217,189      79.68     82.52     68.89       92.70
TX                       141      22,797,389      3.09      8.045        632     161,684      78.90     82.92     75.44       96.26
GA                       110      18,742,828      2.54      8.892        611     170,389      86.34     91.43     70.52       88.67
AZ                        90      17,920,004      2.43      8.656        613     199,111      80.08     84.12     59.01       96.99
Other                    722     131,140,036     17.80      8.630        615     181,634      82.25     86.64     80.59       88.84
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                               Distribution by Zip


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Zip                   Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
33027                      9      $3,445,185      0.47%     8.339%       636    $382,798      84.32%    94.81%    54.02%     100.00%
11221                      7       3,404,788      0.46      8.002        643     486,398      86.21     89.46     68.34       88.60
20774                     10       3,155,466      0.43      9.095        631     315,547      79.05     85.03     19.20      100.00
20721                     10       3,033,961      0.41      8.301        655     303,396      83.83     97.50     49.04      100.00
10466                      7       2,907,795      0.39      7.806        629     415,399      80.62     80.62     83.50      100.00
92882                      7       2,381,658      0.32      8.651        680     340,237      80.93     95.37     40.38      100.00
20744                      8       2,359,588      0.32      8.473        601     294,948      77.68     81.33     58.89      100.00
20772                      7       2,348,353      0.32      8.048        639     335,479      87.45     89.29     55.66      100.00
11234                      6       2,320,192      0.31      7.943        640     386,699      78.76     83.78     85.78      100.00
92335                      7       2,206,848      0.30      7.596        615     315,264      82.05     88.98     69.76      100.00
Other                  3,134     709,033,331     96.26      8.465        628     226,239      81.48     86.90     63.21       92.39
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                  Distribution by Remaining Months to Maturity


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
Remaining             Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Months To               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Maturity              Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1 - 180                   29      $1,352,243      0.18%     9.969%       654     $46,629      86.78%    86.78%    64.51%      96.53%
181 - 240                  6       1,205,747      0.16      7.282        677     200,958      73.09     73.09    100.00       75.86
241 - 360              3,177     734,039,177     99.65      8.456        628     231,048      81.52     86.99     62.94       92.64
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                        Distribution by Amortization Type


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Amortization Type     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
10 YR FIXED                7        $445,702      0.06%    11.505%       686     $63,672      99.67%    99.67%    18.24%     100.00%
15 YR FIXED               22         906,541      0.12      9.214        637      41,206      80.44     80.44     87.25       94.83
2 YR ARM                 820     162,439,203     22.05      9.024        590     198,097      77.50     80.39     63.17       89.17
2 YR ARM
BALLOON 40/30            201      54,753,057      7.43      7.868        631     272,403      83.95     86.21     65.05       92.17
2 YR ARM
BALLOON 50/30            863     240,775,491     32.69      8.404        627     278,998      81.17     90.70     52.20       93.61
2 YR ARM IO               76      29,512,998      4.01      7.377        654     388,329      82.10     95.39     86.27      100.00
20 YR FIXED                6       1,205,747      0.16      7.282        677     200,958      73.09     73.09    100.00       75.86
3 YR ARM                  60      14,206,576      1.93      8.199        629     236,776      80.99     83.68     72.84       87.70
3 YR ARM
BALLOON 40/30             13       3,361,075      0.46      7.243        651     258,544      77.38     84.28     69.51      100.00
3 YR ARM
BALLOON 50/30            154      39,603,618      5.38      8.234        627     257,166      82.89     89.86     59.47       94.29
3 YR ARM IO               15       4,858,616      0.66      7.315        646     323,908      89.63     95.85    100.00      100.00
30 YR FIXED              776     127,503,328     17.31      8.845        659     164,308      85.69     86.70     69.28       93.56
5 YR ARM                   2         615,945      0.08      8.831        601     307,972      76.33     81.53     51.37       48.63
5 YR ARM
BALLOON 50/30             11       2,993,958      0.41      8.167        622     272,178      82.43     87.02     82.00       85.22
5 YR ARM IO                6       1,951,400      0.26      6.942        682     325,233      76.39     84.57     77.61      100.00
FIXED BALLOON 40/30       43      14,359,839      1.95      7.604        660     333,950      82.20     82.69     67.10       95.59
FIXED BALLOON 50/30      137      37,104,073      5.04      7.704        656     270,833      81.05     86.53     78.85       91.53
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Initial Periodic Cap


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Initial                 of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Periodic Cap          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
2.00%                     14      $2,904,787      0.39%     8.708%       613    $207,485      76.95%    87.28%    53.84%      94.75%
3.00%                  2,207     552,167,151     74.96      8.437        618     250,189      80.59     87.20     60.34       92.42
N/A                      991     181,525,229     24.64      8.512        658     183,174      84.39     86.26     71.23       93.21
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Periodic Cap


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Periodic                of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Cap                   Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1.50%                  2,221    $555,071,937     75.36%     8.438%       618    $249,920      80.57%    87.20%    60.31%      92.43%
N/A                      991     181,525,229     24.64      8.512        658     183,174      84.39     86.26     71.23       93.21
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Months to Rate Reset


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Months To Rate          of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Reset                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
13 - 24                1,960    $487,480,749     66.18%     8.489%       617    $248,715      80.31%    87.04%    59.36%      92.36%
25 - 36                  242      62,029,885      8.42      8.101        630     256,322      82.68     88.61     66.25       93.54
49 & Above                19       5,561,303      0.75      7.810        641     292,700      79.63     85.55     77.06       86.36
N/A                      991     181,525,229     24.64      8.512        658     183,174      84.39     86.26     71.23       93.21
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                        Distribution by Life Maximum Rate


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Life Maximum Rate     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N/A                      991    $181,525,229     24.64%     8.512%       658    $183,174      84.39%    86.26%    71.23%      93.21%
0.01 - 11.99%              9       3,412,790      0.46      5.921        691     379,199      72.87     77.53     89.80      100.00
12.00 - 12.49%            26       9,739,490      1.32      6.261        688     374,596      79.34     88.68     91.08      100.00
12.50 - 12.99%           124      45,401,364      6.16      6.802        665     366,140      79.58     91.75     80.35       98.08
13.00 - 13.49%           168      56,994,127      7.74      7.259        648     339,251      81.03     90.61     77.05       98.61
13.50 - 13.99%           359     106,367,832     14.44      7.787        638     296,289      80.99     89.84     65.91       92.99
14.00 - 14.49%           305      85,870,500     11.66      8.261        625     281,543      82.21     89.55     55.23       93.10
14.50 - 14.99%           447     109,264,661     14.83      8.736        613     244,440      83.52     88.85     54.61       89.07
15.00 - 15.49%           226      47,215,879      6.41      9.208        596     208,920      83.44     86.91     50.83       91.02
15.50 - 15.99%           213      35,953,976      4.88      9.751        567     168,798      80.40     82.63     44.54       86.83
16.00% & Above           344      54,851,318      7.45     10.987        546     159,452      70.00     71.43     45.94       88.95
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                             Distribution by Margin


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Margin                Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N/A                      991    $181,525,229     24.64%     8.512%       658    $183,174      84.39%    86.26%    71.23%      93.21%
0.01 - 4.99%             340     118,625,756     16.10      7.001        659     348,899      80.23     90.76     80.05       98.54
5.00 - 5.49%             351     102,326,202     13.89      7.856        635     291,528      80.21     88.53     64.44       93.12
5.50 - 5.99%             421     114,988,477     15.61      8.472        619     273,132      82.17     88.39     56.01       93.11
6.00 - 6.49%             419      98,778,446     13.41      8.819        611     235,748      83.20     88.81     53.56       90.09
6.50 - 6.99%             690     120,353,056     16.34     10.006        571     174,425      77.52     80.13     46.98       87.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 3,212    $736,597,166    100.00%     8.456%       628    $229,327      81.51%    86.97%    63.00%      92.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $418,193,522
Number of Mortgage Loans:                                                  2,010
Average Scheduled Principal Balance:                                    $208,056
Weighted Average Gross Coupon:                                            8.540%
Weighted Average Net Coupon: (2)                                          8.031%
Weighted Average FICO Score:                                                 609
Weighted Average Original LTV Ratio: (3)                                  79.22%
Weighted Average Combined Original LTV Ratio: (3)                         79.22%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          24
Weighted Average Gross Margin: (4)                                         5.96%
Weighted Average Initial Rate Cap: (4)                                     2.99%
Weighted Average Periodic Rate Cap: (4)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.79%
Percentage of Loans with Silent Seconds: (5)                               6.14%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      43.57%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Current                 of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Principal Balance     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
$50,000 & Below            5        $249,736      0.06%    10.690%       562     $49,947      72.31%    78.31%    60.01%      80.00%
$50,001 - $75,000         61       3,910,118      0.94     10.174        575      64,100      70.64     74.75     75.24       83.47
$75,001 - $100,000       142      12,662,082      3.03      9.514        588      89,170      75.62     80.35     73.40       87.63
$100,001 - $125,000      189      21,487,189      5.14      9.155        593     113,689      75.87     79.92     76.02       88.28
$125,001 - $150,000      224      30,995,902      7.41      9.149        589     138,375      77.03     79.55     77.60       90.62
$150,001 - $200,000      472      82,659,875     19.77      8.727        600     175,127      78.01     80.99     71.47       86.85
$200,001 - $250,000      330      73,884,020     17.67      8.584        608     223,891      79.79     82.20     65.39       88.78
$250,001 - $300,000      230      63,387,902     15.16      8.462        607     275,600      78.35     80.31     64.32       89.32
$300,001 - $350,000      188      60,785,693     14.54      8.029        628     323,328      80.97     83.25     65.59       90.92
$350,001 - $400,000      110      41,179,556      9.85      7.991        624     374,360      81.96     82.84     63.43       89.01
$400,001 & Above          59      26,991,448      6.45      8.125        630     457,482      83.47     84.80     59.75       85.48
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Current Rate


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Current Rate          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
5.50 - 5.99%              21      $6,043,085      1.45%     5.954%       709    $287,766      60.21%    61.71%    94.24%     100.00%
6.00 - 6.49%              50      13,344,716      3.19      6.265        698     266,894      72.90     75.02     93.33      100.00
6.50 - 6.99%             128      31,761,173      7.59      6.806        667     248,134      75.99     79.65     86.79       93.15
7.00 - 7.49%             141      35,370,669      8.46      7.278        644     250,856      81.28     84.58     83.60       93.32
7.50 - 7.99%             290      67,725,732     16.19      7.789        627     233,537      80.27     83.79     74.76       88.92
8.00 - 8.49%             249      55,577,388     13.29      8.255        612     223,202      81.70     84.58     68.32       88.15
8.50 - 8.99%             405      84,808,579     20.28      8.741        602     209,404      83.31     85.26     63.83       85.43
9.00% & Above            726     123,562,181     29.55     10.123        564     170,196      76.57     77.93     52.64       86.56
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Credit Score


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Credit Score          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
740 & Above               48     $11,562,865      2.76%     7.027%       766    $240,893      75.81%    78.58%    87.46%      75.36%
720 - 739                 29       7,766,942      1.86      7.227        726     267,826      74.76     75.71     59.72       75.27
700 - 719                 53      13,302,126      3.18      7.425        708     250,984      81.09     82.66     56.75       85.25
680 - 699                 81      20,604,606      4.93      7.360        688     254,378      82.62     86.46     67.21       82.09
660 - 679                114      26,901,156      6.43      7.555        667     235,975      77.75     82.07     65.45       79.05
640 - 659                200      44,706,299     10.69      7.961        649     223,531      83.85     87.82     61.51       86.41
620 - 639                247      53,701,160     12.84      8.143        630     217,414      82.12     86.00     64.83       85.63
600 - 619                264      54,301,771     12.98      8.408        609     205,689      82.65     86.19     70.59       89.53
580 - 599                214      43,678,107     10.44      8.764        588     204,103      81.46     82.65     64.61       92.70
560 - 579                217      41,721,914      9.98      9.014        570     192,267      79.42     80.83     81.02       93.17
540 - 559                239      43,194,354     10.33      9.334        550     180,730      76.65     77.52     72.86       92.68
520 - 539                159      30,418,286      7.27      9.744        530     191,310      71.19     71.61     66.15       93.11
500 - 519                145      26,333,935      6.30     10.339        510     181,613      68.55     68.81     57.12       97.13
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                              Distribution by Lien


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Lien                  Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1                      2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Combined Original LTV


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Combined                of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Original LTV          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
60.00% & Below           214     $37,450,236      8.96%     8.787%       599    $175,001      49.43%    49.43%    66.90%      94.54%
60.01 - 70.00%           257      51,964,053     12.43      9.152        583     202,195      66.29     66.54     52.95       91.79
70.01 - 80.00%           729     146,747,377     35.09      8.417        607     201,300      78.14     83.73     59.59       86.65
80.01 - 85.00%           218      50,223,212     12.01      8.228        612     230,382      84.56     85.87     71.83       88.04
85.01 - 90.00%           401      87,715,144     20.97      8.505        617     218,741      89.69     90.82     77.89       82.81
90.01 - 95.00%           113      29,423,237      7.04      8.216        634     260,383      94.66     94.81     88.51       97.95
95.01 - 100.00%           78      14,670,264      3.51      8.913        644     188,080      99.93     99.93     85.86      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Original LTV


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Original LTV          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
60.00% & Below           214     $37,450,236      8.96%     8.787%       599    $175,001      49.43%    49.43%    66.90%      94.54%
60.01 - 70.00%           257      51,964,053     12.43      9.152        583     202,195      66.29     66.54     52.95       91.79
70.01 - 80.00%           729     146,747,377     35.09      8.417        607     201,300      78.14     83.73     59.59       86.65
80.01 - 85.00%           218      50,223,212     12.01      8.228        612     230,382      84.56     85.87     71.83       88.04
85.01 - 90.00%           401      87,715,144     20.97      8.505        617     218,741      89.69     90.82     77.89       82.81
90.01 - 95.00%           113      29,423,237      7.04      8.216        634     260,383      94.66     94.81     88.51       97.95
95.01 - 100.00%           78      14,670,264      3.51      8.913        644     188,080      99.93     99.93     85.86      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Documentation


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Documentation         Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Full Doc               1,401    $283,050,509     67.68%     8.298%       609    $202,035      80.52%    83.04%   100.00%      89.32%
Stated Doc               586     129,862,156     31.05      9.071        610     221,608      76.31     78.43      0.00       86.80
Alt Doc                   23       5,280,857      1.26      8.497        597     229,602      80.94     83.86      0.00       96.06
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                             Distribution by Purpose


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Purpose               Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Cashout Refi           1,377    $308,422,698     73.75%     8.500%       606    $223,982      78.12%    79.35%    65.33%      91.19%
Purchase                 411      69,127,841     16.53      8.658        624     168,194      84.51     92.75     69.85       73.81
Rate/Term Refi           222      40,642,983      9.72      8.647        611     183,076      78.59     79.89     81.83       94.35
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by First Time Home Buyer


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
First                 Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Time Home               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Buyer                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N                      1,909    $402,403,931     96.22%     8.535%       609    $210,793      79.00%    81.10%    67.59%      88.38%
Y                        101      15,789,592      3.78      8.677        613     156,333      84.80     94.65     70.00       94.88
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                            Distribution by Occupancy


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Occupancy             Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Owner Occupied         1,775    $370,606,774     88.62%     8.506%       606    $208,793      79.02%    81.49%    68.22%     100.00%
Investor                 211      42,795,527     10.23      8.874        638     202,822      80.65     82.55     62.58        0.00
Second Home               24       4,791,222      1.15      8.210        631     199,634      82.03     83.22     72.12        0.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Property Type


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Property Type         Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Single Family          1,716    $341,444,587     81.65%     8.550%       606    $198,977      79.19%    81.58%    69.62%      91.43%
2-4 Family               171      52,319,769     12.51      8.408        627     305,964      78.45     80.81     56.57       72.66
Condo                    123      24,429,167      5.84      8.686        617     198,611      81.27     83.91     64.44       83.50
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                              Distribution by State


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
State                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
FL                       377     $71,140,706     17.01%     8.665%       601    $188,702      79.51%    81.81%    62.78%      88.04%
CA                       230      60,999,492     14.59      8.007        621     265,215      74.13     76.17     63.34       88.89
MD                       178      41,472,596      9.92      8.601        611     232,992      80.65     82.66     67.71       91.06
NY                       127      41,022,812      9.81      8.214        624     323,014      76.68     77.25     54.90       84.80
IL                       157      32,636,922      7.80      8.721        607     207,878      83.36     87.60     63.85       89.27
NJ                        74      17,395,824      4.16      9.066        606     235,079      76.86     79.16     51.01       90.96
TX                       100      16,470,722      3.94      8.044        628     164,707      77.24     78.98     73.01       94.82
VA                        81      14,152,580      3.38      9.022        588     174,723      80.36     81.72     72.57       87.57
AZ                        73      13,354,725      3.19      8.698        596     182,941      79.06     80.22     65.59       95.96
GA                        80      13,176,394      3.15      9.075        598     164,705      86.61     89.95     71.70       84.30
Other                    533      96,370,749     23.04      8.662        605     180,808      80.90     84.23     81.91       87.48
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                               Distribution by Zip


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Zip                   Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
10466                      6      $2,459,118      0.59%     7.826%       627    $409,853      78.91%    78.91%    80.49%     100.00%
20772                      6       1,916,749      0.46      8.104        643     319,458      86.88     86.88     68.20      100.00
11203                      4       1,736,625      0.42      8.052        618     434,156      84.56     84.56     81.04       81.04
20011                      6       1,689,162      0.40      8.390        570     281,527      66.03     66.03     85.22       61.21
20774                      5       1,406,097      0.34      8.806        638     281,219      74.82     74.82     43.08      100.00
11207                      3       1,396,335      0.33      8.062        662     465,445      88.24     88.24     65.67      100.00
20744                      5       1,372,370      0.33      8.536        589     274,474      69.79     74.28     59.77      100.00
60644                      6       1,367,594      0.33      8.271        616     227,932      84.11     89.86     78.99       70.39
92335                      4       1,336,098      0.32      7.831        584     334,025      81.79     81.79     50.05      100.00
92376                      5       1,284,545      0.31      7.626        617     256,909      67.35     67.35     79.76       82.10
Other                  1,960     402,228,829     96.18      8.557        609     205,219      79.25     81.70     67.57       88.57
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                  Distribution by Remaining Months to Maturity


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
Remaining             Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Months To               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Maturity              Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1 - 180                    2        $465,980      0.11%     6.944%       631    $232,990      62.80%    62.80%   100.00%     100.00%
181 - 240                  6       1,205,747      0.29      7.282        677     200,958      73.09     73.09    100.00       75.86
241 - 360              2,002     416,521,796     99.60      8.546        609     208,053      79.26     81.66     67.55       88.65
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                        Distribution by Amortization Type


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Amortization Type     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
15 YR FIXED                2        $465,980      0.11%     6.944%       631    $232,990      62.80%    62.80%   100.00%     100.00%
2 YR ARM                 667     120,724,775     28.87      9.215        579     180,997      75.77     77.69     66.57       85.76
2 YR ARM
BALLOON 40/30            157      36,607,815      8.75      8.030        619     233,171      84.12     85.40     70.10       90.22
2 YR ARM
BALLOON 50/30            588     121,981,211     29.17      8.798        597     207,451      80.94     83.98     60.58       89.73
2 YR ARM IO               26       6,647,556      1.59      7.604        645     255,675      85.66     92.98     91.58      100.00
20 YR FIXED                6       1,205,747      0.29      7.282        677     200,958      73.09     73.09    100.00       75.86
3 YR ARM                  50      10,546,607      2.52      8.372        613     210,932      79.31     81.84     71.79       84.35
3 YR ARM
BALLOON 40/30             10       1,890,077      0.45      7.613        623     189,008      72.84     76.87     79.60      100.00
3 YR ARM
BALLOON 50/30            124      25,847,623      6.18      8.588        609     208,449      82.74     85.45     64.26       91.24
3 YR ARM IO                8       1,570,850      0.38      7.553        644     196,356      84.88     99.47    100.00      100.00
30 YR FIXED              216      52,295,878     12.51      7.567        661     242,111      77.16     78.80     76.20       89.24
5 YR ARM                   2         615,945      0.15      8.831        601     307,972      76.33     81.53     51.37       48.63
5 YR ARM
BALLOON 50/30             10       2,654,106      0.63      8.374        613     265,411      82.74     85.36     79.69       83.33
5 YR ARM IO                3         910,985      0.22      6.547        683     303,662      73.36     79.09    100.00      100.00
FIXED BALLOON 40/30       30       8,700,080      2.08      7.608        650     290,003      80.36     81.17     65.23       93.63
FIXED BALLOON 50/30      111      25,528,287      6.10      7.731        652     229,985      79.44     82.13     75.38       87.69
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Initial Periodic Cap


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Initial                 of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Periodic Cap          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
2.00%                     12      $2,084,877      0.50%     9.015%       594    $173,740      75.76%    82.28%    75.02%      92.69%
3.00%                  1,633     327,912,674     78.41      8.787        596     200,804      79.57     82.09     65.58       88.47
N/A                      365      88,195,972     21.09      7.612        657     241,633      78.00     79.84     75.33       89.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Periodic Cap


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Periodic                of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Cap                   Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1.50%                  1,645    $329,997,550     78.91%     8.789%       596    $200,606      79.54%    82.09%    65.64%      88.49%
N/A                      365      88,195,972     21.09      7.612        657     241,633      78.00     79.84     75.33       89.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Months to Rate Reset


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Months To Rate          of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Reset                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
13 - 24                1,438    $285,961,357     68.38%     8.848%       594    $198,860      79.28%    81.72%    65.05%      88.36%
25 - 36                  192      39,855,157      9.53      8.444        612     207,579      81.45     84.64     68.39       90.18
49 & Above                15       4,181,036      1.00      8.043        626     278,736      79.75     83.43     79.95       81.85
N/A                      365      88,195,972     21.09      7.612        657     241,633      78.00     79.84     75.33       89.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                        Distribution by Life Maximum Rate


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Life Maximum Rate     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N/A                      365     $88,195,972     21.09%     7.612%       657    $241,633      78.00%    79.84%    75.33%      89.10%
0.01 - 11.99%              6       1,590,449      0.38      6.255        671     265,075      78.09     83.78     78.12      100.00
12.00 - 12.49%            13       3,451,093      0.83      6.249        689     265,469      71.33     73.15     89.89      100.00
12.50 - 12.99%            55      13,095,155      3.13      6.817        655     238,094      78.59     84.56     88.11       93.35
13.00 - 13.49%            95      22,685,937      5.42      7.292        631     238,799      80.88     84.96     84.44       96.51
13.50 - 13.99%           231      52,124,833     12.46      7.800        620     225,649      79.35     83.23     77.63       88.79
14.00 - 14.49%           214      48,472,246     11.59      8.258        609     226,506      81.75     84.68     68.01       88.63
14.50 - 14.99%           356      74,609,899     17.84      8.746        598     209,578      83.57     85.54     64.90       85.92
15.00 - 15.49%           183      34,645,303      8.28      9.221        583     189,319      82.67     84.41     63.29       87.76
15.50 - 15.99%           185      30,402,383      7.27      9.750        565     164,337      80.03     81.70     47.07       85.09
16.00% & Above           307      48,920,252     11.70     11.013        544     159,349      69.18     70.24     48.01       88.41
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                             Distribution by Margin


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Margin                Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N/A                      365     $88,195,972     21.09%     7.612%       657    $241,633      78.00%    79.84%    75.33%      89.10%
0.01 - 4.99%             177      42,001,232     10.04      7.105        643     237,295      79.63     84.26     85.39       95.88
5.00 - 5.49%             237      53,742,985     12.85      7.926        617     226,764      78.13     81.99     72.91       89.89
5.50 - 5.99%             305      67,650,179     16.18      8.551        601     221,804      81.45     83.62     68.09       88.89
6.00 - 6.49%             336      67,792,934     16.21      8.851        594     201,765      83.40     85.30     64.93       87.52
6.50 - 6.99%             590      98,810,220     23.63     10.093        563     167,475      76.33     77.98     52.09       84.99
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 2,010    $418,193,522    100.00%     8.540%       609    $208,056      79.22%    81.62%    67.68%      88.62%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $318,403,644
Number of Mortgage Loans:                                                  1,202
Average Scheduled Principal Balance:                                    $264,895
Weighted Average Gross Coupon:                                            8.346%
Weighted Average Net Coupon: (2)                                          7.836%
Weighted Average FICO Score:                                                 653
Weighted Average Original LTV Ratio: (3)                                  73.41%
Weighted Average Combined Original LTV Ratio: (3)                         84.52%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                         5.37%
Weighted Average Initial Rate Cap: (4)                                     3.00%
Weighted Average Periodic Rate Cap: (4)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (4)                         13.92%
Percentage of Loans with Silent Seconds: (5)                               3.53%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      39.94%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Current                 of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Principal Balance     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
$50,000 & Below          140      $5,007,344      1.57%    11.241%       644     $35,767      98.76%    99.11%    85.34%      95.44%
$50,001 - $75,000        110       6,907,469      2.17     11.009        643      62,795      97.24     97.70     77.05       97.35
$75,001 - $100,000       133      11,687,002      3.67     10.962        654      87,872      95.79     97.24     49.54       97.02
$100,001 - $125,000      104      11,508,954      3.61     10.791        652     110,663      94.43     96.00     45.20       96.12
$125,001 - $150,000       64       8,847,377      2.78     10.892        653     138,240      95.37     97.02     42.14      100.00
$150,001 - $200,000       81      14,111,363      4.43      9.925        641     174,214      91.05     97.24     55.96       98.64
$200,001 - $250,000       54      12,178,617      3.82      8.662        635     225,530      86.50     93.42     70.31      100.00
$250,001 - $300,000       41      11,148,783      3.50      8.169        628     271,922      83.80     97.19     76.02      100.00
$300,001 - $350,000       54      17,709,476      5.56      7.826        650     327,953      81.97     96.99     55.62      100.00
$350,001 - $400,000       65      24,385,087      7.66      7.909        658     375,155      81.32     97.82     44.55      100.00
$400,001 & Above         356     194,912,172     61.22      7.739        657     547,506      82.03     92.17     56.97       97.25
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Current Rate


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Current Rate          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
5.50 - 5.99%               9      $4,976,602      1.56%     5.858%       704    $552,956      64.73%    66.11%   100.00%     100.00%
6.00 - 6.49%              22      11,077,476      3.48      6.292        692     503,522      80.57     91.26     95.31      100.00
6.50 - 6.99%              87      40,184,448     12.62      6.790        670     461,890      79.92     92.61     79.25      100.00
7.00 - 7.49%              89      42,076,555     13.21      7.243        661     472,770      81.85     93.42     75.85       98.43
7.50 - 7.99%             154      66,079,604     20.75      7.772        653     429,088      82.78     94.66     59.78       96.91
8.00 - 8.49%              98      39,794,427     12.50      8.263        647     406,066      83.07     95.66     41.26       97.90
8.50 - 8.99%             106      41,807,042     13.13      8.733        642     394,406      84.16     94.72     36.80       94.93
9.00% & Above            637      72,407,490     22.74     10.682        640     113,670      93.20     95.53     42.00       98.49
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Credit Score


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Credit Score          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
740 & Above               52     $16,356,816      5.14%     7.816%       765    $314,554      82.56%    92.01%    37.00%      98.70%
720 - 739                 35      12,120,426      3.81      7.636        730     346,298      81.93     92.89     42.54      100.00
700 - 719                 89      26,924,426      8.46      7.965        708     302,522      84.05     95.10     36.58       95.34
680 - 699                100      28,819,879      9.05      7.979        687     288,199      82.99     94.41     45.21       99.63
660 - 679                196      49,417,727     15.52      8.401        670     252,131      85.49     96.72     40.75       99.09
640 - 659                257      69,869,422     21.94      8.393        649     271,865      85.19     96.10     51.75       97.63
620 - 639                159      35,516,245     11.15      8.456        628     223,373      86.12     94.57     80.34       94.81
600 - 619                191      47,182,678     14.82      8.487        610     247,030      85.00     94.00     83.57       98.24
580 - 599                 39      11,558,873      3.63      8.699        589     296,381      88.53     90.01     77.29       98.11
560 - 579                 32       7,928,912      2.49      8.881        569     247,779      82.36     84.65     72.29       98.39
540 - 559                 23       6,141,674      1.93      9.018        552     267,029      80.12     83.79     59.43       99.10
520 - 539                 16       4,663,654      1.46      9.437        531     291,478      76.17     76.83     74.96      100.00
500 - 519                 13       1,902,911      0.60     10.473        508     146,378      75.93     77.42     44.88      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                              Distribution by Lien


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Lien                  Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1                        684    $274,084,088     86.08%     7.868%       652    $400,708      82.09%    93.11%    57.24%      97.62%
2                        518      44,319,556     13.92     11.306        661      85,559      99.55     99.55     54.45       99.48
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Combined Original LTV


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Combined                of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Original LTV          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
60.00% & Below            17      $5,784,141      1.82%     7.147%       642    $340,244      54.27%    56.82%    87.68%      96.51%
60.01 - 70.00%            20       8,643,816      2.71      8.070        655     432,191      66.97     68.75     58.60      100.00
70.01 - 80.00%           430     173,329,680     54.44      7.758        660     403,092      79.61     96.13     49.69       98.72
80.01 - 85.00%            55      21,089,151      6.62      7.990        614     383,439      84.51     86.88     72.68       95.90
85.01 - 90.00%           103      39,960,993     12.55      8.163        637     387,971      89.79     91.58     67.82       91.84
90.01 - 95.00%            65      18,946,022      5.95      8.323        645     291,477      94.58     94.74     74.01       98.95
95.01 - 100.00%          512      50,649,842     15.91     10.844        664      98,925      99.89     99.89     55.87      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Original LTV


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Original LTV          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
60.00% & Below           534     $49,912,180     15.68%    10.830%       659     $93,469      94.30%    94.59%    58.12%      99.14%
60.01 - 70.00%            20       8,727,278      2.74      8.045        657     436,364      67.77     69.54     59.00      100.00
70.01 - 80.00%           430     173,329,680     54.44      7.758        660     403,092      79.61     96.13     49.69       98.72
80.01 - 85.00%            54      21,060,157      6.61      7.983        614     390,003      84.50     86.88     72.64       96.03
85.01 - 90.00%            98      39,505,466     12.41      8.130        637     403,117      89.81     91.62     68.00       91.74
90.01 - 95.00%            41      17,544,804      5.51      8.093        643     427,922      94.59     94.76     74.89      100.00
95.01 - 100.00%           25       8,324,079      2.61      8.494        675     332,963      99.62     99.62     65.12      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Documentation


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Documentation         Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Full Doc                 715    $181,010,488     56.85%     7.997%       642    $253,162      84.73%    92.88%   100.00%      97.33%
Stated Doc               462     130,753,273     41.07      8.825        670     283,016      84.16     95.51      0.00       98.87
Alt Doc                   25       6,639,883      2.09      8.459        643     265,595      86.05     95.24      0.00       93.52
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                             Distribution by Purpose


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Purpose               Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Purchase                 744    $178,044,410     55.92%     8.473%       660    $239,307      85.29%    97.75%    52.07%      98.56%
Cashout Refi             434     131,415,592     41.27      8.196        644     302,801      83.69     89.45     62.14       97.80
Rate/Term Refi            24       8,943,642      2.81      8.023        638     372,652      81.63     86.42     74.10       85.46
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by First Time Home Buyer


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
First                 Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Time Home               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Buyer                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N                      1,075    $293,055,042     92.04%     8.333%       653    $272,609      84.44%    93.81%    56.93%      97.70%
Y                        127      25,348,602      7.96      8.495        656     199,595      85.53     96.29     55.90      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                            Distribution by Occupancy


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Occupancy             Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Owner Occupied         1,172    $311,649,243     97.88%     8.341%       653    $265,912      84.53%    94.17%    56.53%     100.00%
Investor                  25       5,213,200      1.64      8.609        656     208,528      84.44     87.10     80.76        0.00
Second Home                5       1,541,201      0.48      8.483        631     308,240      82.65     84.59     40.96        0.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Property Type


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Property Type         Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Single Family          1,014    $268,100,463     84.20%     8.348%       650    $264,399      84.18%    93.77%    58.84%      98.26%
2-4 Family                91      30,549,483      9.59      8.143        681     335,709      87.35     94.84     42.42       97.80
Condo                     97      19,753,698      6.20      8.628        656     203,646      84.82     95.91     52.12       92.79
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                              Distribution by State


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
State                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
CA                       424    $129,427,262     40.65%     8.191%       660    $305,253      83.39%    95.34%    56.90%      98.35%
NY                       121      47,104,692     14.79      7.996        664     389,295      86.48     92.92     49.35       99.89
FL                       189      39,926,084     12.54      8.711        644     211,249      85.09     93.95     44.13       95.17
MD                        70      20,193,034      6.34      8.527        637     288,472      85.11     94.23     68.39      100.00
NJ                        39      10,432,835      3.28      8.772        652     267,509      86.38     92.06     43.08      100.00
IL                        52      10,136,646      3.18      9.152        636     194,936      86.01     95.77     43.01      100.00
VA                        30       9,955,424      3.13      8.274        640     331,847      78.72     83.66     63.64      100.00
TX                        41       6,326,668      1.99      8.049        643     154,309      83.21     93.18     81.77      100.00
GA                        30       5,566,434      1.75      8.458        641     185,548      85.70     94.94     67.73       99.00
WA                        21       4,583,135      1.44      8.228        656     218,245      85.84     92.74     86.26       80.76
Other                    185      34,751,430     10.91      8.583        644     187,846      85.65     93.66     70.80       95.12
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                               Distribution by Zip


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Zip                   Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
33027                      7      $2,798,889      0.88%     8.381%       642    $399,841      84.19%    97.11%    54.65%     100.00%
11221                      5       2,636,801      0.83      7.865        662     527,360      89.50     93.68     73.84      100.00
20721                      7       2,191,970      0.69      8.144        684     313,139      84.54    100.00     60.20      100.00
92882                      6       2,149,711      0.68      8.894        676     358,285      84.00    100.00     33.95      100.00
10461                      7       2,003,415      0.63      7.505        661     286,202      83.09     95.45     47.35      100.00
91326                      4       1,834,289      0.58      8.894        645     458,572      84.00    100.00     47.41      100.00
94513                      3       1,784,496      0.56      7.717        695     594,832      88.31     97.55     57.72      100.00
20774                      5       1,749,369      0.55      9.327        626     349,874      82.45     93.24      0.00      100.00
11233                      3       1,737,366      0.55      8.115        599     579,122      91.07     91.07     72.59      100.00
34228                      3       1,673,749      0.53      9.041        649     557,916      76.50     85.70      0.00       59.12
Other                  1,152     297,843,589     93.54      8.345        653     258,545      84.50     93.89     57.54       97.96
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                  Distribution by Remaining Months to Maturity


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
Remaining             Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Months To               of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Maturity              Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1 - 180                   27        $886,263      0.28%    11.559%       665     $32,825      99.38%    99.38%    45.84%      94.71%
241 - 360              1,175     317,517,381     99.72      8.337        653     270,228      84.48     93.99     56.88       97.89
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                        Distribution by Amortization Type


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Amortization Type     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
10 YR FIXED                7        $445,702      0.14%    11.505%       686     $63,672      99.67%    99.67%    18.24%     100.00%
15 YR FIXED               20         440,561      0.14     11.614        644      22,028      99.10     99.10     73.77       89.36
2 YR ARM                 153      41,714,428     13.10      8.474        622     272,643      82.48     88.21     53.31       99.05
2 YR ARM
BALLOON 40/30             44      18,145,242      5.70      7.541        654     412,392      83.60     87.83     54.87       96.10
2 YR ARM
BALLOON 50/30            275     118,794,280     37.31      8.001        657     431,979      81.40     97.60     43.60       97.60
2 YR ARM IO               50      22,865,441      7.18      7.311        657     457,309      81.06     96.09     84.73      100.00
3 YR ARM                  10       3,659,969      1.15      7.702        675     365,997      85.83     88.98     75.88       97.38
3 YR ARM
BALLOON 40/30              3       1,470,998      0.46      6.768        688     490,333      83.21     93.81     56.55      100.00
3 YR ARM
BALLOON 50/30             30      13,755,995      4.32      7.569        659     458,533      83.17     98.13     50.45      100.00
3 YR ARM IO                7       3,287,766      1.03      7.202        647     469,681      91.90     94.12    100.00      100.00
30 YR FIXED              560      75,207,449     23.62      9.734        657     134,299      91.62     92.20     64.47       96.57
5 YR ARM
BALLOON 50/30              1         339,852      0.11      6.550        695     339,852      80.00    100.00    100.00      100.00
5 YR ARM IO                3       1,040,415      0.33      7.287        681     346,805      79.04     89.37     58.00      100.00
FIXED BALLOON 40/30       13       5,659,759      1.78      7.599        675     435,366      85.02     85.02     69.97       98.60
FIXED BALLOON 50/30       26      11,575,785      3.64      7.645        662     445,223      84.59     96.24     86.51      100.00
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Initial Periodic Cap


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Initial                 of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Periodic Cap          Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
2.00%                      2        $819,910      0.26%     7.927%       662    $409,955      80.00%   100.00%     0.00%     100.00%
3.00%                    574     224,254,477     70.43      7.925        651     390,687      82.09     94.68     52.68       98.19
N/A                      626      93,329,257     29.31      9.362        659     149,088      90.42     92.33     67.36       97.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                          Distribution by Periodic Cap


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Periodic                of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Cap                   Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
1.50%                    576    $225,074,387     70.69%     7.925%       651    $390,754      82.08%    94.70%    52.49%      98.20%
N/A                      626      93,329,257     29.31      9.362        659     149,088      90.42     92.33     67.36       97.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                      Distribution by Months to Rate Reset


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
Months To Rate          of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Reset                 Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
13 - 24                  522    $201,519,392     63.29%     7.979%       649    $386,052      81.79%    94.61%    51.29%      98.04%
25 - 36                   50      22,174,727      6.96      7.484        662     443,495      84.90     95.74     62.40       99.57
49 & Above                 4       1,380,267      0.43      7.105        685     345,067      79.28     91.99     68.34      100.00
N/A                      626      93,329,257     29.31      9.362        659     149,088      90.42     92.33     67.36       97.10
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                        Distribution by Life Maximum Rate


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Life Maximum Rate     Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N/A                      626     $93,329,257     29.31%     9.362%       659    $149,088      90.42%    92.33%    67.36%      97.10%
0.01 - 11.99%              3       1,822,340      0.57      5.630        709     607,447      68.31     72.08    100.00      100.00
12.00 - 12.49%            13       6,288,397      1.97      6.267        688     483,723      83.74     97.20     91.73      100.00
12.50 - 12.99%            69      32,306,209     10.15      6.796        669     468,206      79.98     94.67     77.21      100.00
13.00 - 13.49%            73      34,308,191     10.78      7.237        660     469,975      81.14     94.34     72.16      100.00
13.50 - 13.99%           128      54,242,999     17.04      7.775        655     423,773      82.57     96.20     54.65       97.03
14.00 - 14.49%            91      37,398,254     11.75      8.265        646     410,970      82.79     95.86     38.68       98.91
14.50 - 14.99%            91      34,654,762     10.88      8.714        646     380,822      83.42     95.98     32.48       95.85
15.00 - 15.49%            43      12,570,576      3.95      9.170        634     292,339      85.58     93.80     16.49      100.00
15.50 - 15.99%            28       5,551,593      1.74      9.758        581     198,271      82.39     87.72     30.72       96.32
16.00% & Above            37       5,931,066      1.86     10.773        559     160,299      76.77     81.26     28.91       93.42
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========


                             Distribution by Margin


                                                                                             Wt.        Wt.
                                                            Wt.        Wt.                   Avg.       Avg.
                      Number                   Pct. Of     Avg.       Avg.       Avg.      Combined     CLTV      Pct.       Pct.
                        of       Principal     Pool By     Gross     Current   Principal   Original    incld      Full      Owner
Margin                Loans       Balance      Balance    Coupon      FICO      Balance      LTV        SS.       Doc      Occupied
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
N/A                      626     $93,329,257     29.31%     9.362%       659    $149,088      90.42%    92.33%    67.36%      97.10%
0.01 - 4.99%             163      76,624,524     24.07      6.943        667     470,089      80.56     94.32     77.12      100.00
5.00 - 5.49%             114      48,583,217     15.26      7.779        654     426,169      82.52     95.77     55.07       96.69
5.50 - 5.99%             116      47,338,298     14.87      8.359        644     408,089      83.20     95.20     38.75       99.14
6.00 - 6.49%              83      30,985,512      9.73      8.750        647     373,319      82.77     96.49     28.67       95.71
6.50 - 6.99%             100      21,542,836      6.77      9.606        605     215,428      83.00     89.96     23.52       96.74
-------------------   ------   -------------   -------    -------    -------   ---------   --------    ------    ------    --------
Total:                 1,202    $318,403,644    100.00%     8.346%       653    $264,895      84.52%    94.01%    56.85%      97.88%
===================   ======   =============   =======    =======    =======   =========   ========    ======    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.